UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

January 25, 2005

Date of Report (date of earliest event reported)

PRECISION CASTPARTS CORP.

(Exact name of registrant as specified in its charter)

Oregon	1-10348	93-0460598
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4650 S.W. Macadam Avenue

Suite 440

Portland, Oregon 97239-4254

(Address of principal executive offices)

(503) 417-4800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS

On January 25, 2005, Precision Castparts Corp. issued a press release announcing that it had entered into definitive agreements to acquire the shares of Air Industries Corporation (AIC) and the assets of Air Tuf Products, Inc. for $194.0 million in cash.   The transaction is expected to close in the fourth quarter of fiscal 2005.  A copy of the press release is attached as Exhibit 99.1 to this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION CASTPARTS CORP.

Date:	January 31, 2005	By:	/s/ William D. Larsson
		Name:	William D. Larsson
		Title:	Senior Vice President and
Chief Financial Officer
(Principal Financial and
Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press release issued by Precision Castparts Corp. on January 25, 2005 announcing the acquisition of Air Industries Corporation (AIC).